UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 11, 2009

(Date of earliest event reported)

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One SW Columbia, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices) (Zip Code)

(503) 727-4100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 11, 2009, Umpqua Holdings Corporation (the “Company”) issued a press release announcing that it had commenced an underwritten public offering of $175 million of common stock, that J.P. Morgan Securities Inc. is the sole book-running manager for the offering and D.A. Davidson & Co., Fox-Pitt Kelton Cochran Caronia Waller, and Keefe, Bruyette & Woods, Inc. are co-managers and that the Company intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares sold to cover over-allotments, if any.

A copy of the press release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: August 11, 2009	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary